                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

                                                      (FIRSTCITY FINANCIAL LOGO)


Contact: Suzy W. Taylor
         (866) 652-1810

     FIRSTCITY FINANCIAL ANNOUNCES FOURTH QUARTER AND YEAR-END 2003 RESULTS

                  WACO, TEXAS FEBRUARY 17, 2004... FirstCity Financial Corporation (NASDAQ FCFC) today announced net earnings to common stockholders for the quarter ended December 31, 2003 of $3,548,818, or $.31 per share on a diluted basis. For the full year 2003 net earnings to common stockholders were $9,054,285 or $.80 per share on a diluted basis.

Components of the results for the three months and year ended December 31, 2003 and 2002, respectively, are detailed below (dollars in thousands):

                                                           THREE MONTHS ENDED                 YEAR ENDED
                                                              DECEMBER 31,                    DECEMBER 31,
                                                          2003            2002            2003            2002
                                                       ----------      ----------      ----------      ----------
Portfolio Asset Acquisition and Resolution             $    5,274      $    2,114      $   14,497      $   11,214
Consumer                                                    1,231           3,950           5,349           3,544
Corporate interest                                         (1,081)         (1,250)         (4,588)         (3,858)
Corporate overhead                                         (1,775)         (1,102)         (5,551)         (4,957)
                                                       ----------      ----------      ----------      ----------
Earnings from continuing operations                         3,649           3,712           9,707           5,943

Accrued preferred dividends                                    --            (552)           (133)         (2,478)
Loss from discontinued operations                            (100)         (2,014)           (520)         (9,714)
                                                       ----------      ----------      ----------      ----------
Net earnings (loss) to common shareholders             $    3,549      $    1,146      $    9,054      $   (6,249)
                                                       ==========      ==========      ==========      ==========

PORTFOLIO ASSET ACQUISITION

Operating contribution for the quarter was $5.3 million, comprised of $10.6 million in revenues, net of $5.4 million of expenses. The business generated 68% of the revenues from domestic investments, 18% from investments in Mexico and 14% from investments in Europe. The major components of revenue for the quarter include servicing fees of $3.9 million, equity earnings in Acquisition Partnerships and servicing entities of $5.7 million and interest income of $.5 million.

Operating contribution from the Portfolio Asset Acquisition business for the quarter includes foreign currency losses in Mexico ($.7 million), and foreign currency gains related to cash collections of certain Euro investments ($.5 million). Quarterly results have been, and continue to be impacted by fluctuations in foreign currencies.

The following table details these impacts on corporate earnings (dollars in thousands):

                                                          FIRST           SECOND         THIRD          FOURTH          YEAR TO
                                                         QUARTER         QUARTER        QUARTER         QUARTER           DATE
ILLUSTRATION OF THE EFFECTS OF CURRENCY FLUCTUATIONS       2003            2003           2003            2003            2003
----------------------------------------------------    ----------      ----------     ----------      ----------      ----------
Net earnings (loss) to Common Stockholders as reported  $      (85)     $    3,750     $    1,840      $    3,549      $    9,054
Mexican Peso gains (losses)                             $   (1,623)     $    1,110     $   (1,040)     $     (694)     $   (2,247)
Euro gains                                              $      247      $      143     $      415      $      501      $    1,306
                                                        ----------      ----------     ----------      ----------      ----------

Peso exchange rate at valuation date                         11.03           10.41          10.93           11.35
Euro exchange rate at valuation date                          0.93            0.87           0.86            0.80

                                     (MORE)

                                      (2)


The Company continues to monitor the foreign currency exposure on a daily basis and evaluate the advisability of hedging these investments through analysis of currency forecasts, the cost of hedging those investments and the available liquidity to do so.

As indicated in its third quarter earnings release, the Company experienced an increase in acquisitions in the fourth quarter. FirstCity and its Acquisition Partnerships purchased six portfolios - five domestic portfolios totaling $47 million and one $11 million portfolio in France. The Company invested equity of $5.1 million in the domestic portfolios and $2.5 million in the French portfolio. A summary of acquisitions for the year follows (dollars in millions):

                                                                                           INVESTED
                          DOMESTIC      FRANCE       MEXICO        ITALY        TOTAL       EQUITY
                          ---------    ---------    ---------    ---------    ---------    ---------
1st Quarter               $      --    $      --    $      --    $      --    $      --    $      --
2nd Quarter                     6.7         20.1          5.4           --         32.2         11.4
3rd Quarter                    39.3           --           --           --         39.3          3.9
4th Quarter                    46.7         11.1           --           --         57.7          7.6
                          ---------    ---------    ---------    ---------    ---------    ---------
Total Year 2003           $    92.6    $    31.2    $     5.4    $      --    $   129.2    $    22.9*
                          ---------    ---------    ---------    ---------    ---------    ---------
Total Year 2002           $    61.4    $    81.8    $    11.7    $    16.9    $   171.8    $    16.7
                          ---------    ---------    ---------    ---------    ---------    ---------

                *The Company invested $3.4 million in partnerships during 2003 in addition to the acquisitions above.

CONSUMER

FirstCity owns a 31% interest in Drive Financial Services L.P., a sub prime auto lending company. Drive originated $102.2 million of receivables during the quarter. Defaults and losses were 22.35% and 11.83%, respectively, at the end of the quarter compared to 20.14% and 10.26%, respectively, for the same period last year. These statistics reflect continued weakness in the economy and the resulting impact on used car prices. Delinquencies were 9.53% for the quarter, up from 7.25% for the same period last year as a result of the same economic trends.

During the quarter Drive took a $2 million provision on residual assets and an additional $3.7 million provision on loans receivable in excess of the normal monthly provisions. The provisions are related to higher losses and delinquencies as a result of market and general economic conditions and are more prevalent in pools of loans originated prior to 2002. Drive's management believes that recent market conditions indicate initial signs of improvement and Drive Management continues to monitor trends in cash flow and performance to determine the impact upon the need for additional provisions. Net income from Drive continues to be positive as originations and the volume of portfolio assets grow over time. Based on information provided by Drive, the Company expects that this positive trend will continue.

The following table details this trend (dollars in thousands):

                                                                INCOME (LOSS)       PROVISIONS
                                 LOAN             TOTAL       BEFORE PROVISIONS    ON RESIDUAL       NET INCOME      FIRSTCITY'S
               ORIGINATIONS     INVENTORY         ASSETS      ON RESIDUAL ASSETS      ASSETS           (LOSS)         31% SHARE
               ------------    ------------    ------------   ------------------   ------------     ------------     ------------
     2003
4th Quarter    $    102,228    $    623,389    $    738,829    $      6,308***     $     (2,087)    $      4,221     $      1,308
3rd Quarter         128,688         577,974         700,760           9,132              (3,904)           5,228            1,621
2nd Quarter         127,706         511,212         619,269           8,251              (1,240)           7,011            2,173
1st Quarter         126,118         443,099         551,412           3,707              (1,217)           2,490              689
     2002
4th Quarter         101,102         368,379         472,553           3,207              (3,303)             (96)             (29)
3rd Quarter         100,430         310,540         416,295           1,025                (112)             913              282
2nd Quarter         100,780         238,096         341,882           1,281                  --            1,281              398
1st Quarter         113,401         159,052         254,647          (3,470)                 --           (3,470)          (1,076)

----------

*** Net of $3.7 million of additional provisions related to loans receivable.

Note: As of December 31, 2003 Drive holds on its balance sheet residual interests with a book value of $29.0 million compared with $63.2 million as of December 31, 2002.


                                     (MORE)

                                      (3)


DISCONTINUED OPERATIONS

The anticipated realizable value of the Company's investment in discontinued operations decreased to $6.2 million at December 31, 2003. The $6.2 million valuation is net of reserves of $ 249,000. The Company recorded a provision during the quarter of $100,000 to adjust reserves for estimated expenses related to liquidation of the residual assets.

CONFERENCE CALL

FirstCity will host a conference call to discuss the quarterly results today, Tuesday, February 17, 2004 at 9:00 a.m., CST. James T. Sartain, FirstCity's President and Chief Executive Officer will lead the call. To participate, dial toll free 1-888-792-1075 and specify conference I.D. number 384247. International callers should dial 1-703-871-3027. Please dial in five minutes prior to the call. If you are unable to listen to the live conference call, a replay will be available by dialing 1-888-836-6074. For International callers the replay number is 1-703-871-3027.The pass code for the replay is 384247. The replay will be available through Thursday, March 4, 2004.

FORWARD LOOKING STATEMENTS

Certain statements in this press release, which are not historical in fact, including, but not limited to, statements relating to future performance, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words "expect", "intend", "plan", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. There are many important factors that could cause FirstCity's actual results to differ materially.

These factors include, but are not limited to, the performance of FirstCity's subsidiaries and affiliates, availability of portfolio assets, assumptions underlying portfolio asset performance, risks associated with foreign operations, currency exchange rate fluctuations, interest rate risk, risks of declining value of loans, collateral or assets; the degree to which FirstCity is leveraged, FirstCity's continued need for financing, availability of FirstCity's credit facilities, the impact of certain covenants in loan agreements of FirstCity and its subsidiaries, the ability of FirstCity to utilize net operating loss carryforwards, uncertainties of any litigation arising from discontinued operations, general economic conditions, foreign social and economic conditions, changes (legislative and otherwise) in the asset securitization industry; fluctuation in residential and commercial real estate values, capital markets conditions, including the markets for asset-backed securities; factors more fully discussed and identified under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," risk factors and other risks identified in FirstCity's Annual Report on Form 10-K, filed with the SEC on April 15, 2003, as well as in FirstCity's other filings with the SEC.

Many of these factors are beyond FirstCity's control. In addition, it should be noted that past financial and operational performance of FirstCity is not necessarily indicative of future financial and operational performance. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements.

The forward-looking statements in this release speak only as of the date of this release. FirstCity expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in FirstCity's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

FirstCity is a diversified financial services company with operations dedicated to portfolio asset acquisition and resolution and consumer lending with offices in the U.S. and with affiliate organizations in France and Mexico. Its common
(FCFC) and preferred (FCFCO) stocks are listed on the NASDAQ National Market System.


                                 (TABLES FOLLOW)

                         FIRSTCITY FINANCIAL CORPORATION
                              SUMMARY OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                         THREE MONTHS ENDED               YEAR ENDED
                                                                            DECEMBER 31,                  DECEMBER 31,
                                                                     -------------------------     -------------------------
                                                                        2003           2002           2003           2002
                                                                     ----------     ----------     ----------     ----------
Revenues:
       Servicing fees from affiliates                                $    3,884     $    3,010     $   15,051     $   12,665
       Gain on resolution of Portfolio Assets                               301            213          1,380          1,138
       Equity in earnings of investments                                  7,200          1,989         21,411          8,680
       Interest income from affiliates                                      467            997          2,794          4,060
       Interest income - other                                               90            227            533          1,068
       Gain on sale of interest in equity investments                        --             --             --          1,779
       Gain on sale of interest in subsidiary                                --          4,000             --          4,000
       Other income                                                         399            888          1,560          2,598
                                                                     ----------     ----------     ----------     ----------
             Total revenues                                              12,341         11,324         42,729         35,988
Expenses:
       Interest and fees on notes payable to affiliates                   2,017          2,017          7,567          6,456
       Interest and fees on notes payable - other                            21             65            155            366
       Interest on shares subject to mandatory redemption                    67             --            133             --
       Salaries and benefits                                              4,458          2,904         15,875         12,609
       Provision for loan and impairment losses                              97             17             98            295
       Occupancy, data processing, communication and other                1,599          2,373          7,518          8,962
                                                                     ----------     ----------     ----------     ----------
             Total expenses                                               8,259          7,376         31,346         28,688
Earnings from continuing operations before income taxes
       and minority interest                                              4,082          3,948         11,383          7,300
Provision for income taxes                                                 (157)          (118)          (240)          (153)
                                                                     ----------     ----------     ----------     ----------
Earnings from continuing operations before minority interest              3,925          3,830         11,143          7,147
Minority interest                                                          (276)          (118)        (1,436)        (1,204)
                                                                     ----------     ----------     ----------     ----------
Earnings from continuing operations                                       3,649          3,712          9,707          5,943
Loss from discontinued operations                                          (100)        (2,014)          (520)        (9,714)
                                                                     ----------     ----------     ----------     ----------
Net earnings (loss)                                                       3,549          1,698          9,187         (3,771)
Accumulated preferred dividends in arrears                                   --           (552)          (133)        (2,478)
                                                                     ----------     ----------     ----------     ----------
Net earnings (loss) to common shareholders                           $    3,549     $    1,146     $    9,054     $   (6,249)
                                                                     ==========     ==========     ==========     ==========

Basic earnings (loss) per common share are as follows:
          Earnings from continuing operations                        $     0.33     $     0.36     $     0.86     $     0.40
          Discontinued operations                                         (0.01)         (0.23)         (0.05)         (1.14)
          Net earnings (loss) per common share                       $     0.32     $     0.13     $     0.81     $    (0.74)
          Wtd. avg. common shares outstanding                            11,189          8,866         11,200          8,500

Diluted earnings (loss) per common share are as follows:
          Earnings from continuing operations                        $     0.32     $     0.36     $     0.85     $     0.40
          Discontinued operations                                         (0.01)         (0.23)         (0.05)         (1.14)
          Net earnings (loss) per common share                       $     0.31     $     0.13     $     0.80     $    (0.74)
          Wtd. avg. common shares outstanding                            11,621          8,866         11,349          8,500

                      SELECTED UNAUDITED BALANCE SHEET DATA

                                                                    DECEMBER 31,   DECEMBER 31,
                                                                        2003           2002
                                                                    ------------   ------------

       Cash                                                          $    2,745     $    4,118
       Portfolio acquisition and resolution assets                       80,428         77,744
       Consumer assets                                                   15,685          9,127
       Deferred tax asset                                                20,101         20,101
       Net assets of discontinued operations                              6,150          7,764
       Total assets                                                     132,139        126,456
       Notes payable to affiliates                                       88,628         95,560
       Notes payable other                                                2,432          1,113
       Preferred stock subject to mandatory redemption (including
          accrued and unpaid dividends)                                   3,846          3,705
       Total common shareholders' equity                                 28,969         18,752

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED                YEAR ENDED
                                                                       DECEMBER 31,                  DECEMBER 31,
                                                               ---------------------------   ---------------------------
                                                                   2003           2002           2003           2002
                                                               ------------   ------------   ------------   ------------
SUMMARY OPERATING STATEMENT DATA FOR EACH BUSINESS
       Portfolio Asset Acquisition and Resolution:
          Revenues                                             $     10,616   $      7,069   $     35,126   $     32,101
          Expenses                                                    5,440          5,188         20,531         20,592
                                                               ------------   ------------   ------------   ------------
          Operating contribution before provision for
             loan and impairment losses                               5,176          1,881         14,595         11,509
          Provision for loan and impairment losses                       97             17             98            295
                                                               ------------   ------------   ------------   ------------
          Operating contribution, net of direct taxes          $      5,079   $      1,864   $     14,497   $     11,214
                                                               ============   ============   ============   ============
       Consumer Lending:
          Revenues, net of equity in loss of investment        $      1,635   $      3,964   $      7,237   $      3,469
          Expenses, net of minority interest                            404             14          1,888            (75)
                                                               ------------   ------------   ------------   ------------
          Operating contribution, net of direct taxes          $      1,231   $      3,950   $      5,349   $      3,544
                                                               ============   ============   ============   ============

PORTFOLIO ASSET ACQUISITION AND RESOLUTION:
    OVERVIEW
    AGGREGATE PURCHASE PRICE OF PORTFOLIOS ACQUIRED:
       Acquisition partnerships
          Domestic                                             $     46,579   $     35,864   $     92,632   $     61,386
          Mexico                                                         --             --          5,400         11,709
          France                                                     11,105         15,066         31,160         81,731
          Italy                                                          --             --             --         16,943
                                                               ------------   ------------   ------------   ------------
             Total                                             $     57,684   $     50,930   $    129,192   $    171,769
                                                               ============   ============   ============   ============

                                                                PURCHASE      FIRSTCITY'S
    HISTORICAL ACQUISITIONS - ANNUAL:                            PRICE        INVESTMENT
                                                              ------------   ------------
      2003                                                    $    129,192   $     22,944
      2002                                                         171,769         16,717
      2001                                                         224,927         24,319
      2000                                                         394,927         22,140
      1999                                                         210,799         11,203
      1998                                                         139,691         28,478

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
    PORTFOLIO ACQUISITION AND RESOLUTION ASSETS BY REGION:
          Domestic                                            $     42,872   $     44,610
          Mexico                                                    14,468         17,542
          France and Italy                                          23,088         15,592
                                                              ------------   ------------
             Total                                            $     80,428   $     77,744
                                                              ============   ============

    REVENUES BY REGION:
          Domestic                                            $      7,181   $      4,122   $     21,084   $     19,444
          Mexico                                                     1,960          2,239          9,049          7,985
          France and Italy                                           1,475            689          4,993          4,646
          Other foreign                                                 --             19             --             26
                                                              ------------   ------------   ------------   ------------
             Total                                            $     10,616   $      7,069   $     35,126   $     32,101
                                                              ============   ============   ============   ============

    REVENUES BY SOURCE:
          Equity earnings                                     $      5,565   $      2,026   $     14,174   $      9,212
          Servicing fees                                             3,884          3,010         15,051         12,665
          Interest income - loans                                      548          1,183          3,296          4,980
          Gain on sale of interest in equity investment                 --             --             --          1,779
          Gain on resolution of Portfolio Assets                       301            213          1,380          1,138
          Other                                                        318            637          1,225          2,327
                                                              ------------   ------------   ------------   ------------
             Total                                            $     10,616   $      7,069   $     35,126   $     32,101
                                                              ============   ============   ============   ============

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                     THREE MONTHS ENDED                     YEAR ENDED
                                                                        DECEMBER 31,                        DECEMBER 31,
                                                               ------------------------------      ------------------------------
                                                                   2003              2002              2003              2002
                                                               ------------      ------------      ------------      ------------
ANALYSIS OF EQUITY INVESTMENTS IN ACQUISITION PARTNERSHIPS:
FIRSTCITY'S AVERAGE INVESTMENT IN ACQUISITION PARTNERSHIPS
       Domestic                                                $     36,435      $     31,600      $     34,282      $     32,592
       Mexico                                                         1,000             1,065             1,034             1,155
       France                                                        13,264            10,724            12,137             9,419
       France-Servicing subsidiaries                                  4,117             3,079             3,765             2,689
                                                               ------------      ------------      ------------      ------------
          Total                                                $     54,816      $     46,468      $     51,218      $     45,855
                                                               ============      ============      ============      ============

FIRSTCITY SHARE OF EQUITY EARNINGS (LOSS):
       Domestic                                                $      5,435      $      2,171      $     13,526      $      9,983
       Mexico                                                        (1,254)             (767)           (4,028)           (3,493)
       France                                                         1,272               519             4,090             1,928
       France-Servicing subsidiaries                                    112               103               586               794
                                                               ------------      ------------      ------------      ------------
          Total                                                $      5,565      $      2,026      $     14,174      $      9,212
                                                               ============      ============      ============      ============

SELECTED OTHER DATA:
AVERAGE INVESTMENT IN WHOLLY OWNED PORTFOLIO ASSETS
    AND LOANS RECEIVABLE:
       Domestic                                                $      5,366      $     11,524      $      6,785      $     13,068
       Mexico                                                        13,938            17,076            14,656            18,534
       France                                                         2,898                --             2,120                --
                                                               ------------      ------------      ------------      ------------
          Total                                                $     22,202      $     28,600      $     23,561      $     31,602
                                                               ============      ============      ============      ============

INCOME FROM WHOLLY OWNED PORTFOLIO ASSETS AND LOANS
 RECEIVABLE:
       Domestic                                                $        423      $        439      $      2,040      $      2,208
       Mexico                                                           394               957             2,540             3,910
       France                                                            32                --                96                --
                                                               ------------      ------------      ------------      ------------
          Total                                                $        849      $      1,396      $      4,676      $      6,118
                                                               ============      ============      ============      ============

SERVICING FEE REVENUES:
       Domestic partnerships:
          $ Collected                                          $     54,575      $     24,936      $    143,440      $    187,800
          Servicing fee revenue                                       1,154             1,069             4,857             5,469
          Average servicing fee %                                       2.1%              4.3%              3.4%              2.9%
       Mexico partnerships:
          $ Collected                                          $     10,016      $     16,058      $     56,372      $     85,303
          Servicing fee revenue                                       2,633             1,815             9,860             6,592
          Average servicing fee %                                      26.3%             11.3%             17.5%              7.7%
       Incentive service fees                                  $         97      $        126      $        334      $        604
       Total Service Fees:
          $ Collected                                          $     64,591      $     40,994      $    199,812      $    273,103
          Servicing fee revenue                                       3,884             3,010            15,051            12,665
          Average servicing fee %                                       6.0%              7.3%              7.5%              4.6%

SERVICING PORTFOLIO (FACE VALUE)
       Domestic                                                $    431,178      $    431,106
       Mexico                                                     1,052,599         1,233,468
       France and Italy                                           1,064,184           814,083
                                                               ------------      ------------
          Total                                                $  2,547,961      $  2,478,657
                                                               ============      ============

NUMBER OF PERSONNEL AT PERIOD END:
          Domestic                                                       91                83
          Mexico                                                        176               129
                                                               ------------      ------------
       Total personnel                                                  267               212
                                                               ============      ============

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                      THREE MONTHS ENDED                      YEAR ENDED
                                                                         DECEMBER 31,                        DECEMBER 31,
                                                                ------------------------------      ------------------------------
                                                                    2003              2002              2003              2002
                                                                ------------      ------------      ------------      ------------
CONSUMER LENDING: (1)

    Retail installment contracts acquired                       $    102,228      $    101,102      $    484,741      $    415,713
    Origination characteristics:
          Face value to wholesale value                               101.16%           100.38%            98.52%            99.85%
          Weighted average coupon                                      21.12%            21.00%            21.01%            21.02%
          Purchase discount (% of face value)                          17.72%            15.95%            17.49%            15.54%

    Servicing portfolio (face value in $)                            833,472           683,272
    Defaults (% of original balance at time of default)                22.35%            20.14%
    Net loss on defaults after recovery                                11.83%            10.26%
    Delinquencies (% of total serviced portfolio)                       9.53%             7.25%
    Equity in earnings (loss) of Drive                          $      1,635      $        (37)     $      7,237      $       (532)
    Minority interest                                                   (327)                8            (1,446)              107
                                                                ------------      ------------      ------------      ------------
       Net equity in earnings (loss) of Drive                   $      1,308      $        (29)     $      5,791      $       (425)
                                                                ============      ============      ============      ============

(1) Auto lending business conducted by Drive Financial Services LP, of which FirstCity owns 31% and accounts for its investment using the equity method of accounting.